Liquidity and Going Concern	3 Months Ended
Mar. 31, 2021
Text Block [Abstract]
Liquidity and Going Concern
2.	Liquidity and Going Concern

The Company has recognized recurring losses. At March 31, 2021, the Company had working capital of $8,282,699, an accumulated deficit of $17,668,692, cash of $9,609,631, accounts payable and accrued expenses of $1,342,415 and current notes payable of $994,789. The Company had active grants in the amount of $1,546,730, of which $772,420 remained available in accounts held by the U.S. Treasury as of April 30, 2021.

The future success of the Company is dependent on its ability to successfully obtain additional working capital, obtain regulatory approval for and successfully launch and commercialize its product candidates and to ultimately attain profitable operations. Historically, the Company has funded its operations primarily through cash received in connection with revenue from its various grant programs. In addition, during December 2020, the Company raised approximately $14.6 million in working capital from its IPO.

The Company is subject to a variety of risks similar to other early-stage life science companies including, but not limited to, the successful development, regulatory approval, and market acceptance of the Company’s product candidates, development by its competitors of new technological innovations, protection of proprietary technology, and raising additional working capital. The Company has incurred significant research and development expenses and general and administrative expenses related to its product candidate programs. The Company anticipates costs and expenses to increase in the future as the Company continues to develop its product candidates.

The Company may seek to fund its operations through additional public equity, private equity, or debt financings, as well as other sources. However, the Company may be unable to raise additional working capital, or if it is able to raise additional capital, it may be unable to do so on commercially favorable terms. The Company’s failure to raise capital or enter into such other arrangements if and when needed, would have a negative impact on the Company’s business, results of operations and financial condition and the Company’s ability to continue to develop its product candidates.

As certain elements of the Company’s operating plan are outside of the Company’s control, including the receipt of anticipated grants and funding from a future capital raise, they cannot be considered probable. If the Company does not receive additional capital from future anticipated grants and future anticipated capital raises, its business plan will be scaled down to preclinical activities and its Phase I PD trial in humans will be delayed.

These conditions raise substantial doubt regarding the Company’s ability to continue as a going concern for a period of one year after the date the financial statements are issued. Management’s plan to alleviate the conditions that raise substantial doubt include additional equity raises, suspending or delaying certain research projects and capital expenditures and eliminating certain future operating expenses in order to fund operations at reduced levels for the Company to continue as a going concern.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The unaudited condensed financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of the uncertainties described above.